UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on April 15, 2016, Evoke Pharma, Inc. (the “Company”) and FBR Capital Markets & Co. (“FBR”), entered into an At Market Issuance Sales Agreement (the “Sales Agreement”), pursuant to which the Company may sell from time to time, at its option, shares of its common stock through FBR, as sales agent. Sales of common stock made pursuant to the Sales Agreement, if any, will be made in “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, on The Nasdaq Capital Market (“Nasdaq”), pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-200176) filed on November 13, 2014, with the U.S. Securities and Exchange Commission (“SEC”), the base prospectus filed as part of such registration statement, and the prospectus supplement dated March 10, 2017, filed by the Company with the SEC. In accordance with the terms of the Sales Agreement, under the prospectus supplement dated March 10, 2017, the Company may offer and sell shares of the Company’s common stock having an aggregate offering price of up to $20.0 million from time to time.

On April 15, 2016, the Company filed a prospectus supplement for sale of up to 649,074 shares of common stock pursuant to the Sales Agreement and the Company sold an aggregate of approximately $300,000 of shares thereunder. The prospectus supplement filed on March 10, 2017, supersedes the prospectus supplement dated April 15, 2016, and no additional shares will be offered or sold pursuant to the prospectus supplement dated April 15, 2016.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Additional information with respect to the Sales Agreement is available in the Company’s Current Report on Form 8-K filed on April 15, 2016 and is incorporated herein by reference. The description of the Sales Agreement presented here does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 15, 2016. The opinion of the Company’s counsel regarding the validity of the shares that will be issued pursuant to the Sales Agreement under the prospectus supplement filed on March 10, 2017, is filed herewith as Exhibit 5.1.

***

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company’s judgment as of the date of this report. Such forward-looking statements include statements regarding the ability to sell shares and raise additional funds pursuant to the Sales Agreement. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s periodic filings with the SEC. These forward-looking statements are made only as the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP

10.1(1)	At Market Issuance Sales Agreement, dated April 15, 2016, by and between Evoke Pharma, Inc. and FBR Capital Markets & Co.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: March 10, 2017	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP

10.1(1)	At Market Issuance Sales Agreement, dated April 15, 2016, by and between Evoke Pharma, Inc. and FBR Capital Markets & Co.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 15, 2016.